Exhibit 99.3

T ransformational Merger of Equals Creating The Preeminent Mid-Atlantic Bank February 22, 2023

Disclaimer & Forward Looking FORWARD-LOOKING STATEMENTS This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of LINK and Partners regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; LINK and Partners do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of LINK and Partners. Such statements are based upon the current beliefs and expectations of the management of LINK and Partners and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between LINK and Partners; the outcome of any legal proceedings that may be instituted against LINK or Partners; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of LINK and Partners to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where LINK and Partners do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Partners’ operations and those of LINK; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; LINK’S and Partners’ success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by LINK’S issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of LINK and Partners to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of LINK and Partners; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on LINK, Partners and the proposed transaction; and the other factors discussed in the “Risk Factors” section of each of LINK’S and Partners’ Annual Report on Form 10-K for the year ended December 31, 2021, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of LINK’S and Partners’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other reports LINK and Partners file with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction, LINK will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of LINK and Partners, which also constitutes a prospectus of LINK, that will be sent to shareholders of LINK and shareholders of Partners seeking certain approvals related to the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws Of any such jurisdiction. INVESTORS AND SECURITYHOLDERS OF LINK AND PARTNERS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ,WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILEDOR TO BE FILED WITH THE SEC IN CONNECTIONWITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LINK, PARTNERS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about LINK and Partners, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by LINK will be made available free of charge in the “Investor Relations” section of LINK’S website, https://ir.linkbancorp.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Partners will be made available free of charge in the “Investor Relations” section of Partners’ website, https://www.partnersbancorp.com/investor-relations, under the heading “SEC Filings.” PARTICIPANTS IN SOLICITATION LINK, Partners, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding LINK’S directors and executive officers is available in its Amendment No. 1 to the Annual Report on Form 10-K, which was filed with the SEC on April 22, 2022, and certain other documents filed by LINK with the SEC. Information regarding Partners’ directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on November 2, 2022, and certain other documents filed by Partners with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Presenters Agenda Andrew S. Samuel CEO & Vice Chairman, LINKBANCORP Transaction Overview Franchise Combination Highlights John W. Breda CEO & President, Partners Bancorp Due Diligence & Key Financial Impacts Carl Lundblad President, LINKBANCORP Conclusion Appendix

Transaction Overview

Creating the Premier Mid-Atlantic Franchise

LINKBANCORP / Partners BANCORP

Key Highlights[1]

~$3BN Pro Forma Assets	~8.3% Pro Forma Tier 1 Leverage[2]	~1.3% Pro Forma '24 ROAA
~$288M Pro Forma Market Cap[3]	~1.4x Pro Forma Price / TBV	~7.2x Pro Forma Price / 2024 EPS

- Acceleration of Each Entity's Business Plan & Profitability Trajectory
- Scarcity Value in Highly Coveted Markets
- Geographic & Balance Sheet Diversification
- Material Upside to Current Valuation
- Favorable Trading Liquidity Dynamics



LNKB Branches
PTRS Branches
PA
NJ
MD
VA
DE

Materially Accelerates Size, Strength and Shareholder Value for Each Entity



Total Assets
($ in billions)
$1.2
$1.6
$2.8
@ 12/31
@ 12/31
@ Close



Market Cap(3)
($ in millions)
$140
$159
$288
@ 12/31
@ 12/31
@ Close

2024 GAAP EPS Accretion

LINKBANCORP	Partners BANCORP
23%+ EPS Accretion	50%+ EPS Accretion

Source: S&P Global Market Intelligence, Company Documents.
(1) Pro forma financials are estimated at close and include the impact of purchase accounting adjustments and balance sheet and franchise optimization strategy.
(2) Pro Forma regulatory capital at consolidated BHC level. (3) Market Capitalization as of February 21, 2023.

6

Combination of Two Highly Complementary Franchises

LINKBANCORP

- $1.2 billion in total assets
- Significant presence and growth in attractive Central and Southeastern PA markets
- Branch-lite organic growth strategy provides an efficient platform with further potential to scale
- 29%+ annualized loan growth rate
- Seasoned management team with impressive track record in M&A and in delivering value to shareholders

Together

- Approximately $3 billion in total assets at close
- Accelerates each entity's profitability and net income goals by several years
- Economies of scale will allow pro forma entity to more easily retain & attract new talent
- Substantial revenue synergies identified (but not modeled), including higher loan-to-one borrower limit

Partners BANCORP

- $1.6 billion in total assets
- High growth, commercial-oriented franchise with a highly attractive funding base
- Leading market share in coastal Maryland and Delaware markets
- Strategically located in key markets surrounding Washington D.C.
- Well-positioned for current rising rate environment

Best-in-Class Loan Growth Engine…

Gross Loans, $ in millions



129% CAGR
29% YoY Growth
$34
$168
$327
$719
$928
Stonebridge Recap (2018Q4)
2019
2020
2021
Current (2022Q4)

… Meets Top-Tier Deposit Franchise

Deposit Beta[1]



Last Rate Rise Cycle (2015Q1 – 2019Q4)
Current Rate Rise Cycle (2022Q1 – 2022Q4)
16.7%
23.4%
Peer Median[2]
0.3%
14.4%
Peer Median[2]

Source: S&P Global Market Intelligence. Note: Financial data as of or for the quarter December 31, 2022.
(1) Deposit beta is calculated as the change in the Company's deposit costs as a percentage of the change in the Fed Fund Rate. (2) Nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $2 and $5 billion excluding merger targets, mutuals.

7

Transaction Summary Merger Structure & Consideration Entities: LINKBANCORP, Inc. (“LINK” or “LNKB”), Partners Bancorp (“Partners” or “PTRS”) 100% common stock LNKB to issue shares to Partners shareholders Fixed exchange ratio: Partners shareholders will receive 1.150x shares of LNKB for each PTRS share PTRS options will be rolled into LNKB options Total value to PTRS shareholders of $9.29 per share, or approximately $167.8 million(1) Capital Enhancement LNKB has completed a $10 million common stock private placement offering The offering was priced at the closing market price on February 21, 2023 of $7.80 per LNKB share, which was the last trading day prior to LNKB entering into the merger agreement with PTRS Capital raise will bolster already strong ratios and provides room for further organic growth post-closing of the merger Ownership 44% LNKB (new capital represents 3% of total shares) / 56% Partners Pro Forma Leadership Team Andrew Samuel (LNKB) CEO â– John Breda (PTRS) Delmarva Mkt.—CEO Carl Lundblad (LNKB) President â– Adam Nails (PTRS) Northern Virginia Mkt.—CEO Kristofer Paul (LNKB) CFO â– David Talebian (PTRS) Northern Virginia Mkt.—President Brent Smith (LNKB) LINKBANK President â– Wallace King (PTRS) Greater Fredericksburg Mkt.—President Tiffanie Horton (LNKB) Chief Credit Officer Dee Bonora (LNKB) Chief Technology Officer Board of Directors 22 Directors: 12 from LNKB / 10 from Partners Joseph Michetti Jr. (LNKB) will remain Chairman of combined entity until September 2024 Jeffrey F. Turner (PTRS) will be appointed Vice Chairman of the combined entity at closing and transition to Chairman effective September 2024 Headquarters Holding company & bank headquarters: Camp Hill, PA Additional major operations centers: Greater Washington D.C. & Salisbury, MD Brand + Entities Combined holding company will be LINKBANCORP, Inc. Bank of Delmarva & Virginia Partners Bank will merge with and into LINKBANK Timing & Approval Subject to receipt of approvals from shareholders at both companies as well as customary regulatory approvals Partners insiders representing 45% shareholder ownership have executed voting agreements Targeted closing by end of Q3 2023 8 Source: Company Documents. (1) Assumes a fixed exchange ratio of 1.150x and LNKB 10 day VWAP of $8.08 as of February 21, 2023.

Pro Forma Structure, Governance and Leadership Partners Bancorp will merge with and into LINKBANCORP, Inc. Both Partners bank subsidiaries (Bank of Delmarva and Virginia Partners Bank) will merge with and into LINKBANK Mr. Turner will be appointed as Vice Chairman at closing Mr. Turner to become Chairman in September 2024

Together, We Are Best-in-Class Pro Forma Financial Performance Relative to $2—$5 BN Asset Banks(1)

Franchise Combination Highlights

Combined Franchise Market Overview P ositioned in the Attractive Harrisburg-Philly-D.C / Baltimore Corridor Creates a Top 10 Community Bank in the Markets Served Pro Forma Branch Map Sub $5 Billion Mid-Atlantic Banks(1) Total # of Assets Rank Institution Branches ($BN) HQ Mid Penn Bancorp, Inc.(2) 44 $4.9 PA Carter Bankshares, Inc. 68 $4.2 VA First Community Bankshares, lnc.(2) 53 $3.6 VA Primis Financial Corp. 35 $3.6 VA Peoples Financial Services Corp. 29 $3.6 PA Blue Ridge Bankshares, Inc. 27 $3.1 VA American National Bankshares Inc. 26 $3.1 VA Orrstown Financial Services, Inc. 22 $2.9 PA Pro Forma Combined 31 $2.8 PA ACNB Corporation 26 $2.5 PA Citizens & Northern Corporation 29 $2.4 PA Superior Demographics vs. National Averages Median Household Income, $ in 000s Source: S&P Global Market Intelligence, FDIC. Note. FDIC Deposit data as of June 30, 2022. Shows top 10 major exchange-traded banks and thrifts with less than $5 billion in total assets headquartered in Virginia, Maryland, and Pennsylvania excluding merger targets and mutuals. 12 Pro forma for announced acquisitions not yet closed: MPB/BRBW, FCBC/SRYB. (3) Includes 3 branches and $159 million of deposits located in southern NJ from Bank of Delmarva’s acquisition of Liberty Bell Bank.

Diversified, Weil-Balanced Loan Portfolio Pro Forma Combined(1) Well-balanced overall portfolio focused in CRE and C&I Both companies operate with a regional focus, including local credit officers Both companies have a track record of strong asset quality Combined company will be well-reserved Better than peer banks inclusive of fair value credit marks Provides room for combined entity to further grow the loan book Reserves as a % of Loans Source: S&P Global Market Intelligence. Note: Financial data as of or for the quarter December 31, 2022. (1) Excludes impact of purchase accounting adjustments and balance sheet and branch optimization strategy. (2) C&I includes Commercial and Industrial loans and Owner occupied CRE. (3) 13 Residential includes Residential Mortgage and Home Equity. (4) CRE includes Non-owner occupied and Construction. (5) Nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $2 and $5 billion excluding merger targets, mutuals.

Attractive Funding & Strong Pro Forma Interest Rate Risk Profile Low-Cost Pro Forma Deposit Franchise(1) Favorable and Balanced Interest Rate Risk Position LINK’S Professional Services group has been highly successful at generating low-cost deposits from title companies, law firms and property management firms, primarily in PA and MD Expansion to Delaware, NJ and Virginia presents significant opportunity to grow this specialized service and drive core deposits PTRS NIM expansion during this rate rise cycle is best-in-class Complementary interest rate risk profiles—LINK is more near-term liability sensitive (but longer-term asset sensitive) —PTRS is near-term and longer-term asset sensitive Together, the pro forma is more balanced and neutral Well-positioned in a “Fed Pivot” or “Higher-for-Longer” environment Source: S&P Global Market Intelligence. 14 (1) Excludes impact of purchase accounting adjustments and balance sheet and branch optimization strategy. Bank level regulatory data used. (2) Nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $2 and $5 billion excluding merger targets, mutuals.

Impact on Our Constituencies & Key Stakeholders Our Shareholders... Our Borrowers / Depositors... Materially accretive to each entity’s EPS, ROA and ROE 100%+ dividend accretive to PTRS shareholders Potential for trading volume given larger market capitalization Sets the combined company up for an attractive valuation and acquisition currency for follow-on deals Wider product suite and customer service capabilities to benefit existing relationships on both sides Doubling of legal lending limit allows for larger loan hold sizes and opportunity to capture additional wallet share from existing customers Combined company can continue to invest in best-in-class technology and digital delivery channels Our Employees / Culture Like-minded culture and operating philosophy Continuation of regional go-to market business model with localized underwriting and credit decisions No footprint overlap creates highly complementary combination with a focus on “playing offense” as one entity Unified vision connects cultures across geographies and allows for retention of current team and enhanced ability to attract new talent Both entities have a shared history investing into the local communities they serve

Due Diligence & Key Financial Impacts

Comprehensive Due Diligence Process

Thorough Diligence

- Led by LINK and Partners senior leadership teams
- Third party credit due diligence comprised of a significant sampling of both loan portfolios inclusive of all sectors
- Joint on-site due diligence provided insight into business lines, staffing structures, and underwriting practices
- Significant review of each company's risk management, compliance and internal control systems, including CRA, fair lending, and BSA/AML

Extensive Credit Review

- Diligence by each bank's credit teams supplemented by an independent third party review on each bank's portfolios utilizing the same methodology & scoping
- 50%+ of each party's loan portfolio was reviewed at the loan file level
- CECL methodology utilized in conjunction with fair value credit mark estimates

Experienced M&A Track Record

- Two previous merger of equals completed by both companies within the last 4 years
- Pro forma executive management team has completed over 12 M&A transactions
- Experienced integration team will be able to implement a combination of systems and talent to scale the organization across the Mid-Atlantic and Northeast

Diligence Highlights

2,200+ Company Documents Reviewed	**50+** Individuals Involved
50%+ of Each Loan Portfolio Reviewed by a Third Party Credit Team	**On-Site** Joint Due Diligence Meetings Conducted

Key Focus Areas

Lending & Credit	IT & Vendor Services
Commercial Banking	Technology
Retail Banking	Legal
Loan & Deposit Ops	Compliance
Mortgage Banking	Risk Management

Technological Impact

- LINKBANK has a nimble and innovative tech forward operating platform
- LINKBANK and each of the Partners banks utilize Jack Henry Silverlake core platform
- Opportunity to transition Partners physical data center to LINK cloud environment
- Ideally positioned to integrate the Partners' bank subsidiary legacy systems

17

Key Merger Assumptions â– All stock transaction Structural Elements â– LNKB is the legal and accounting acquiror â–PTRS options rolled into LNKB options â– Consensus earnings estimates for LNKB ($13.7 million of net income in 2024) Standalone Earnings internal LNKB management estimates for PTRS ($14.4 million of net income in 2024) â–$13.8 million pre-tax ($13.8M or 32% of PTRS 2023E operating expense, represents approximately 18% of combined entities 2023E operating expenses) Estimated Cost Savings â– Assumes phase-in schedule: following anticipated close in Q3-2023, 50% will be realized for the remainder of 2023 and 100% thereafter Revenue Enhancements â– identified but not modeled $22.8 million pre-tax / $18.1 million after-tax Estimated Merger & Incorporates all cash and non-cash one-time deal expenses, including $1.4 million of stock grants being paid to certain PTRS Integration Costs employees as consideration for the existing change-in-control agreements Fully reflected in computation of pro forma tangible book value per share at closing AOCI of $13.1M pre-tax accreted through earnings over 5 years (straight-line) â–Gross credit mark: $14.6 million pre-tax (equivalent to 1.2% of projected loans at closing): Approximately $7.3 million 50% pre-tax on non-PCD credit mark, recorded as contra-loan discount (accreted over 6 years) and recorded as CECL day one provision Estimated Marks On— Approximately $7.3 million 50% pre-tax mark on PCD loans, recorded as loan reserves Balance Sheet Loan interest rate mark: $29.7 million, 3.2%, accreted over 6 years utilizing sum-of-year digits methodology Core deposit intangible: $27.1 million (equivalent to 2.50% of non-time deposits), amortized over 10 years utilizing sum-of-year digits methodology Rate mark on all other funding liabilities: $7.6 million accreted based on estimate remaining lives of individual liabilities Purchase accounting provides a unique opportunity to optimize the combined balance sheet Several strategies contemplated and modeled by the pro forma management team, including: Balance Sheet & Branch— Sale and re- positioning of PTRS available-for-sale security book (marked-to-market required regardless): will be re-invested at higher Optimization Strategy yields and/or utilized to fund loan growth from both entities Combination of branch office consolidations and divestitures contemplated; potential of 3 or more office closures and up to $150 million in deposits divested

Merger Synergies & Profitability Acceleration

Achievable Cost Synergies

$13.8 million in annual pre-tax cost saves

- 18% of combined 2023E operating expense
- Inclusive of "add-backs" (dis-synergys)
- Excludes franchise & balance sheet optimization strategies

LINK has invested since Day 1 to be a $3 - $5 billion asset sized bank… this transaction accelerates asset growth and positions the company to reap the benefits of scale

Composition by Type

~$5-6 million or ~35%-42% of total saves are derived from consolidation of the two PTRS bank subsidiaries

(and are not dependent on a merger with LINK)



Other 16%
Process + Delivery Improvement 19%
IT + Infrastructure Efficiencies 15%
Centralized Overhead + Support Functions 50%

✓ Driven by reduction in duplicative vendor and support staffing functions

✓ Migration to LINK's new core system drives material efficiencies

✓ Combined executives have significant integration expertise

Noninterest Expense / Avg. Assets

2024 Estimated



2.6%
2.3%
2.4%
LINKBANCORP
Peer Median(1)

Efficiency Ratio

2024 Estimated



75%
67%
59%
LINKBANCORP
Peer Median(1)

Source: S&P Global Market Intelligence Company Documents. Note: Consensus estimates as of February 21, 2023.

(1) Nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $2 and $5 billion excluding merger targets, mutuals.

19

Exceptional Economics and Risk/Reward Relative to Recent MOEs

	LINKBANCORP / Partners Bancorp[1] Deal Metrics	In-line or better than comparables?	2022 - 2023 YTD Comparable MOES: Provident Financial Services, Inc. / Lakeland Bancorp, Inc.	2022 - 2023 YTD Comparable MOES: Shore Bancshares / The Community Financial Corporation
GAAP Acc/(Dil) to the Issuer:				
EPS Accretion	~23%+	✓	~24%	~41%
TBV Dilution	~(14%)	✓	~(17%)	~(14%)
TBV Earnback	~2.7 yrs	✓	~3.6 yrs	~2.1 yrs
Issuer Pro Forma Ownerhship	~44%		~58%	~60%
Size-Adjusted TBV Dilution[2]	~(6%)	✓	~(10%)	~(8%)
Cash Acc/(Dil) to the Issuer[3]:				
EPS Accretion	~19%	✓	~9%	~25%
TBV Dilution	~(2%)	✓	~(4%)	~(3%)
TBV Earnback[4]	~0.6 yrs	✓	~1.7 yrs	~0.7 yrs
Profitability Acceleration				
ROAA Improvement	40 bps+	✓	40 bps+	37 bps+
ROATCE Improvement	480 bps+	✓	550 bps+	450 bps+
Pro Forma TCE / TA	~7.9%	✓	~7.2%	~7.5%

Double digit TBV dilution is primarily driven by PTRS size relative to LNKB

Source: S&P Global Market Intelligence; Factset. Note: Market data as of February 21, 2023. Transaction metrics shown at close.
(1) Pro forma ratios are estimates at deal closing estimates at closing including purchase accounting adjustments and balance sheet and branch optimization strategy and other merger adjustments. (2) Size-adjusted TBV dilution defined as TBV dilution multiplied by the pro forma ownership of the issuer in the transaction. (3) Excludes the impacts of all non-cash intangible amortization, interest rate marks and income attributable to the accretion of the non-PCD credit mark; AOCI and HTM securities mark are considered cash adjustments given likelihood of selling the portfolio and re-deploying into higher yielding assets. (4) Includes earnings impact of CECL accretion.

20

Positioned for Upside Market Performance

	LINKBANCORP / Partners BANCORP[1]	$2 -$5 BN Asset Sized Public Banks[2]	
		Median	Top Quartile
Profitability[3]	*2024 Estimated*		
Core ROATCE	~18%	15%	17%
Core ROAA	~1.3%	1.2%	1.4%
Net Interest Margin	~3.6%	3.5%	3.8%
Efficiency Ratio	~67%	58%	52%
Fee Income / Revenue	~9%	15%	21%
Balance Sheet and Capital at Close[4]	@ Closing		
Loans / Deposits	~93%	92%	100%
TCE / TA[5]	~7.9% - 8.1%	7.9%	8.9%
Total Risk-Based (BHC)[5]	~13.2% - 14.4%	13.9%	15.6%
Implied Trading Multiples[6]		**$2 -$5 BN Asset Sized Banks Top Quartile**	
		Current	10 Yr. Avg.
Price / TBV @ Closing	1.41x	1.63x	1.51x
Trading Multiple Differential		*15%*	*7%*
Price / 2024 EPS	7.2x	9.9x	13.6x
Trading Multiple Differential		*38%*	*90%*

Source: S&P Global Market Intelligence; Factset.
(1) Pro forma ratios are estimates at deal closing estimates at closing including purchase accounting adjustments and balance sheet and branch optimization strategy and other merger adjustments. (2) Nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $2 and $5 billion excluding merger targets, mutuals. (3) Profitability metrics for LNKB/PTRS estimated as of first full year of pro forma operation, FY 2024; last twelve months as of most recent quarter for Peers. (4) Balance sheet and capital metrics for LNKB/PTRS are estimates at closing including purchase accounting adjustments and balance sheet and branch optimization strategy and other merger adjustments; as of most recent quarter for Peers. (5) Range of results represents the respective capital ratios on a pro forma consolidated BHC basis at closing both inclusive and exclusive of estimated interest rate marks and AOCI. (6) Market data as of February 21, 2023.

21

Conclusion

Compelling Investment Thesis Material acceleration of each entity’s size, strength, profitability and shareholder value prospects Highly complementary: best-in-class loan growth engine meets a best-in-class funding franchise Uniquely positioned in the attractive and coveted Harrisburg > Philly > Baltimore > D.C. corridor Favorable post-closing trading liquidity dynamics High degree of shareholder value creation alignment with pro forma insider ownership of 30%+

Appendix

Loan Composition Pro Forma Combined (1) %of Loans ($000) Balance Total CRE $ 302,836 32.6% Residential 203,881 22.0% Multifamily 105,338 11.4% C&l 245,538 26.5% Consumer & Other 70,278 7.6% Total Loans $ 927,871 100.0% %of Loans ($000) Balance Total CRE $ 436,568 35.4% Residential 262,663 21.3% Multifamily 52,327 4.2% C&l 462,872 37.5% Consumer & Other 19,749 1.6% Total Loans $1,234,179 100.0% %of Loans ($000) Balance Total CRE $ 739,404 34.2% Residential 466,544 21.6% Multifamily 157,665 7.3% C& I 708,410 32.8% Consumer & Other 90,027 4.2% Total Loans $2,162,050 100.0% Source: S&P Global Market Intelligence. Note: Financial data as of or for the quarter December 31, 2022. Bank-level regulatory data used. 25 (1) Excludes impact of purchase accounting adjustments and balance sheet and branch optimization strategy. (2) C&I includes Commercial and Industrial loans and Owner occupied CRE. (3) Residential includes Residential Mortgage and Home Equity. (4) CRE includes Non-owner occupied and Construction.

Deposit Composition Pro Forma Combined (1) % of Deposits ($000) Balance Total Cost (%) Noninterest-bearing Deposits $208,259 21.6% 0.00% IB Demand, Savings & MMDA 482,526 50.1% 1.35% Time Deposits 271.473 28.2% 1.31% Total $962,258 100.0% 1.01% % of Deposits ($000) Balance Total Cost (%) Noninterest-bearing Deposits $ 541,421 40.0% 0.00% IB Demand. Savings & MMDA 553.325 40.9% 0.41% Time Deposits 257,510 19.0% 1.48% Total $1,352,256 100.0% 0.35% % of Deposits ($000) Balance Total Cost (%) Noninterest-bearing Deposits $ 749,680 32.4% 0.00% IB Demand, Savings S MMDA 1,035,851 44.8% 0.94% Time Deposits 528,983 22.9% 0.00% Total $ 2,314,514 100.0% 0.62% Source: S&P Global Market Intelligence. Note: Financial data as of or for the quarter December 31, 2022. Bank-level regulatory data used. (1) Excludes impact of purchase accounting adjustments and balance sheet and branch optimization strategy. Pro Forma Financial Model Details Tangible book value per share dilution Millions of $ in Millions Basic Shares $ per share LINKRANCORP, Inc. LNKB TBV as of December 31,2022 $101.7 15.0 $6.80 (+) Net Income to common 6.1 (-) Dividends (3.4) (+) Change in Intangibles 0.2 (-) CECL Adoption (4.7) Standalone LNKB TBV at close (September 30, 2023) $99.8 15.0 $6.67 Closing Adjustments ft Pro forma TBV- Standalone LNKB TBV at close (September 30, 2023) $99.8 15.0 $6.67 (+) Stock consideration to PTRS 167.6 (-) Goodwill created (36.3) 20.7 (-) CDI created (27.1) (-) LNKB after-tax deal charges (3.8) (+) LNKB net proceeds from common equity raise at close 10.0 1.3 (-) ACL established on PTRS’s non-PCD loans, net tax (5.8) (+) Rolled Options 0.2 (+) Balance Sheet / Franchise Optimization 6.9 Pro forma LNKB TBV at close (September 30, 2023) $211.6 37.0 $5.72 $ dilution to LINKBANCORP, Inc. ($0.95) % dilution to LINKBANCORP, Inc. (14.3%) Tangible book value per share earnback(1) 2.7 Years 2024 Earnings per share accretion GAAP Cash Millions of ($M) ($M) Diluted Shares â– LNKB 2024E Standalone Net Income to Common $13.7 $13.7 15.0 PTRS 2024E Standalone Net Income to Common 14.4 14.4 18.0 Add-back of Net Amortization of LNKB Intangibles — 0.0 Combined Net Income to Common $28.1 $28.2 After-Tax Cash Adjustments Cost savings—fully phased-in, excl. CiC Expense $11.5 $11.5 Change-in-Control (CiC) Expense (0.3) (0.3) Benefit of Reversing PTRS’s CDI 0.4 Amortization of CDI, net of DTL (3.8) . Interest Expense / Cost of Capital for Cash Funding (0.3) (0.3) Interest Income on New Equity Issued at Close 0.3 0.3 impact of Balance Sheet / Franchise Optimization (1.5) (1.5) After-Tax GAAP Adjustments Non-PCD Loans—Accretable Credit Mark 1.0 Loans—Interest Rate Mark 6.4 AOCI—AFS Securities 2.6 2.6 Subordinated Debt (0.2)— Time Deposits (2.3)— FHLB Borrowings (0.1) Pro forma LNKB 2024E Net Income to Common $42.0 $40.6 37.2 LNKB 2024E Standalone EPS $0.91 $0.91

Pro forma consolidated regulatory capital at close BHC Bank-Level Leverage Ratio 8.3% 9.2% CET1 Capital Ratio 9.7% 10.6% Total Risk-Based Capital Ratio 13.2% 11.4% Source: S&P Global Market Intelligence, Company filings. Note: Financial data as of or for the quarter December 31, 2022; Market data as of February 21, 2023. (1) Pro Forma tangible book value per share crosses over and begins to exceed projected standalone LNKB tangible book value per share.

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